UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: November 30

Date of reporting period: May 31, 2010

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

May 31, 2010

Semi-Annual

Repor   t

Legg Mason

Western Asset

Intermediate Maturity

New York Municipals

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Fund objective

The Fund seeks to provide New York investors with as high a level of current income exempt from federal income taxes and New York State and New York City personal income taxes* as is consistent with the preservation of principal.

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Fund name change

Prior to October 5, 2009, the Fund was known as Legg Mason Partners Intermediate Maturity New York Municipals Fund. There was no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason Western Asset Intermediate Maturity New York Municipals Fund for the six-month reporting period ended May 31, 2010.

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 25, 2010

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the six-month reporting period ended May 31, 2010. This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as GDP growth was 2.7%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.0% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded ten consecutive months. May 2010’s PMI reading of 59.7 indicated that the manufacturing sector’s growth was broad-based, as sixteen of the eighteen industries tracked by the Institute for Supply Management grew during the month.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 431,000 jobs in May, the largest monthly gain in more than ten years. However, the vast majority of jobs created during the month — 411,000 — were temporary government positions tied to the 2010 Census. Nevertheless, during the first five months of the calendar year, an average of nearly 200,000 new positions was created per month. In addition, the unemployment rate fell to 9.7% in May compared to 9.9% in April.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, sales increased 7.0% and 8.0% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. However, with the end of the tax credit, existing home sales then declined 2.2% in May. Looking at home prices, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices rose 0.8% in April. This marked the first increase following six consecutive monthly declines.

Financial market overview

Over the course of the six-month reporting period ended May 31, 2010, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds. However, the market experienced a sharp sell-off in May 2010, triggered, in large part, by the sovereign debt crisis in Greece and uncertainties regarding new financial reforms in the U.S.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, outperformed U.S. Treasuries during the reporting period as a whole. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. At its meeting in June 2010 (after the end of the reporting period), the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 1/2 to 3/4 percent. The Fed also concluded its $1.25 trillion mortgage securities purchase program at the end of

IV	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Investment commentary (cont’d)

the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the six months ended May 31, 2010. Overall, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits. Despite the debt crisis in Greece and other headwinds late in the period, the spread sectors generated solid results over the period.

Both short- and long-term Treasury yields fluctuated during the period as investors analyzed incoming economic data and theorized about the Fed’s future actions. When the period began, Treasury yields were relatively low, with two- and ten-year Treasury yields at 0.67% and 3.21%, respectively. Two- and ten-year Treasury yields then gyrated, rising as high as 1.18% and 4.01%, and falling as low as 0.72% and 3.18%, respectively. Short- and long-term yields declined toward the end of the reporting period given concerns regarding the escalating debt crisis in Greece. As of May 31, 2010, two- and ten-year Treasury yields were 0.76% and 3.31%, respectively. Over the six-month reporting period, Treasury yields increased across the yield curvevii, largely the result of improving economic data and, in the case of longer-term Treasuries, due to fears of future inflation given the government’s massive stimulus program.

The municipal bond market outperformed its taxable bond counterpart over the six months ended May 31, 2010. Over that period, the Barclays Capital Municipal Bond Indexviii and the Barclays Capital U.S. Aggregate Indexix returned 3.60% and 2.08%, respectively. Despite falling tax receipts and budgetary challenges, the municipal market generated solid results due to strong demand from investors seeking tax-free income. The decline in new issuance of tax-free bonds also fed the market’s demand.

Performance review

For the six months ended May 31, 2010, Class A shares of Legg Mason Western Asset Intermediate Maturity New York Municipals Fund, excluding sales charges, returned 2.28%. The Fund’s unmanaged benchmark, the Barclays Capital New York Intermediate Municipal Bond Indexx, returned 2.99% over the same time frame. The Lipper New York Intermediate Municipal Debt Funds Category Average1 returned 2.52% for the same period.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of May 31, 2010
(excluding sales charges) (unaudited)	6 months
Legg Mason Western Asset Intermediate Maturity New York Municipals Fund:
Class A	2.28%
Class C	1.97%
Class I	2.45%
Barclays Capital New York Intermediate Municipal Bond Index	2.99%
Lipper New York Intermediate Municipal Debt Funds Category Average	2.52%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect expense reimbursements and/or fee waivers, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2010 for Class A, C and I shares were 3.09%, 2.56% and 3.31%, respectively. Absent current expense reimbursements and/or fee waivers, the 30-Day SEC Yields for Class A, C and I shares would have been 3.09%, 2.55% and 3.28%, respectively. The 30-Day SEC Yield is the average annualized net investment income per share for the 30-day period indicated and is subject to change.

Total Annual Operating Expenses (unaudited)

As of the Fund’s most current prospectus dated March 30, 2010, the gross total operating expense ratios for Class A, Class C and Class I shares were 0.73%, 1.35% and 0.62%, respectively.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 30 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund	V

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation agreement, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets will not exceed 0.75% for Class A shares, 1.35% for Class C shares and 0.60% for Class I shares. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2010

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher-yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii	The Barclays Capital Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

ix

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[x]

The Barclays Capital New York Intermediate Municipal Bond Index is a market value weighted index of New York investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of five to ten years.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2010 and November 30, 2009 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2009 and held for the six months ended May 31, 2010.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for

comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class A	2.28%	$1,000.00	$1,022.80	0.74%	$3.73
Class C	1.97	1,000.00	1,019.70	1.34	6.75
Class I	2.45	1,000.00	1,024.50	0.60	3.03

Based on hypothetical total return[1]
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.00%	$1,000.00	$1,021.24	0.74%	$3.73
Class C	5.00	1,000.00	1,018.25	1.34	6.74
Class I	5.00	1,000.00	1,021.94	0.60	3.02
[1]	For the six months ended May 31, 2010.

[2]

Assumes the reinvestment of all distributions at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2010

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 95.0%
Education — 13.9%
Nassau County, NY, IDA Civic Facility Revenue:
Hofstra University Project, NATL	5.250%	7/1/13	$1,250,000	$1,396,475
Hofstra University Project, NATL	5.250%	7/1/14	2,000,000	2,280,240
New York State Dormitory Authority Revenue:
City University Refunding, AMBAC, TCRS	5.750%	7/1/12	1,640,000	1,685,313
Fordham University	5.000%	7/1/23	1,000,000	1,095,150
Non-State Supported Debt, Manhattan Marymount	5.000%	7/1/24	5,285,000	5,350,217
Siena College, NATL	5.000%	7/1/10	500,000	501,665
St. Thomas Aquinas, Radian	5.000%	7/1/14	800,000	800,224
Yeshiva University, AMBAC	5.375%	7/1/15	725,000	750,477
New York State Dormitory Authority, Lease Revenue, State University Dormitory Facilities	5.250%	7/1/23	4,900,000	5,484,962
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/19	1,670,000	1,906,455
Suffolk County, NY, Industrial Development Agency, Civic Facilities Revenue, New York Institute of Technology Project	5.000%	3/1/26	2,000,000	2,035,320
Troy, NY, Capital Resource Corp. Revenue, Rensselaer Polytechnical Institute	5.000%	9/1/30	7,000,000	7,220,430
Troy, NY, IDA Civic Facility Revenue:
Rensselaer Polytechnic Institute	5.500%	9/1/11	1,150,000	1,209,409
Rensselaer Polytechnic Institute	5.500%	9/1/12	1,100,000	1,194,182
Rensselaer Polytechnic Institute	5.500%	9/1/13	1,000,000	1,077,560
Total Education				33,988,079
Health Care — 10.3%
New York State Dormitory Authority Revenue:
FHA of New York & Presbyterian Hospital, AGM	5.250%	2/15/25	4,555,000	4,827,070
Mental Health Services Facilities Improvement	6.000%	2/15/12	1,000,000	1,079,980
Municipal Health Facility	5.000%	1/15/25	5,000,000	5,251,550
Non-State Supported Debt, Mount Sinai Hospital	5.000%	7/1/23	3,000,000	3,120,180	(a)
NYSARC Inc., AGM	5.000%	7/1/12	1,370,000	1,457,543
New York State Dormitory Authority Revenues:
Non-State Supported Debt, North Shore Long Island Jewish Health System	5.000%	5/1/21	3,000,000	3,147,180
Non-State Supported Debt, North Shore Long Island Jewish Health System	5.000%	5/1/22	2,305,000	2,404,230
Non-State Supported Debt, North Shore Long Island Jewish Health System	5.000%	5/1/23	2,150,000	2,232,926
New York State Dormitory Authority, Lease Revenue, Municipal Health Facilities Improvement Program, AGM	5.500%	1/15/14	1,500,000	1,566,345
Total Health Care				25,087,004
Housing — 7.3%
New York City, NY, HDC, MFH Revenue	4.750%	11/1/29	7,750,000	7,862,220
New York State Housing Finance Agency Revenue:
Affordable Housing	4.500%	11/1/29	2,000,000	2,002,840
Affordable Housing, SONYMA	4.250%	5/1/11	2,770,000	2,772,881
New York State Mortgage Agency Revenue	5.000%	4/1/25	5,000,000	5,139,550
Total Housing				17,777,491
Industrial Revenue — 6.2%
Essex County, NY, IDA, PCR, International Paper Co. Project	5.700%	7/1/16	750,000	789,218	(b)

See Notes to Financial Statements.

4	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2010

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue — continued
New York State Energy Research & Development Authority, PCR:
Rochester Gas & Electric Corp., NATL	4.750%	7/1/16	$2,250,000	$2,381,242	(c)
Rochester Gas & Electric Corp., NATL	5.000%	8/1/16	6,450,000	6,749,667	(c)
Puerto Rico Commonwealth Government Development Bank	4.750%	12/1/15	5,000,000	5,193,900
Total Industrial Revenue				15,114,027
Leasing — 4.7%
Capital District Youth Center, Lease Revenue, LOC-KeyBank N.A.	6.000%	2/1/17	380,000	380,099
New York State Dormitory Authority Revenue:
State University Dormitory Facilities	5.000%	7/1/23	1,685,000	1,825,681
State University Dormitory Facilities	5.000%	7/1/24	3,050,000	3,293,634
Third General Resolution, NATL, IBC	5.250%	11/15/12	1,000,000	1,096,720
New York State Urban Development Corp., Correctional and Youth Facilities, Unrefunded Balance	5.500%	1/1/11	4,645,000	4,776,035	(c)
Total Leasing				11,372,169
Local General Obligation — 9.2%
Huntington Union Free School District, GO, FGIC	5.500%	7/15/11	860,000	909,218
Monroe County, NY, GO, Public Improvement New York, NY, GO	6.000%	3/1/18	1,000,000	1,183,130
New York, NY, GO	5.000%	5/15/22	4,000,000	4,431,600
New York, NY, GO	5.000%	5/15/28	5,000,000	5,349,650
Niagara County, NY, GO, Environmental Infrastructure, NATL	5.250%	8/15/13	435,000	483,607
North Hempstead, NY, GO	5.000%	5/15/12	275,000	296,522
Nyack, NY, GO, Union Free School District, FGIC	5.250%	12/15/15	630,000	733,156
Pulaski, CSD, NY, GO:
FGIC	5.000%	6/15/11	445,000	461,514
FGIC	5.000%	6/15/12	780,000	830,575
Rockland County, NY, Solid Waste Management Authority	5.750%	12/15/23	5,000,000	5,611,850
Suffolk County, NY, GO, Public Improvement, NATL	5.250%	4/1/13	1,880,000	2,025,756
Total Local General Obligation				22,316,578
Other — 2.4%
Brooklyn Arena, NY, Local Development Corp.:
Barclays Center Project	5.750%	7/15/18	1,400,000	1,428,994
Barclays Center Project	5.750%	7/15/20	4,355,000	4,357,744
Total Other				5,786,738
Power — 5.2%
Long Island Power Authority, Electric System Revenue	5.250%	6/1/13	2,500,000	2,758,025
Port Authority of New York & New Jersey Special Obligation Revenue, Fourth Installment, Special Project, KIAC-4	6.750%	10/1/11	500,000	501,655	(b)
Puerto Rico Electric Power Authority Revenue	5.250%	7/1/27	5,000,000	5,194,100
Puerto Rico Electric Power Authority, Power Revenue	5.375%	7/1/22	3,890,000	4,148,062
Total Power				12,601,842
Pre-Refunded/Escrowed to Maturity — 1.4%
New York City, NY, TFA Revenue:
Future Tax Secured	5.375%	2/1/15	1,000,000	1,043,950	(d)
Future Tax Secured, NATL	5.250%	5/1/12	1,600,000	1,724,992	(d)
New York State Environmental Facilities Corp., State Clean Water & Drinking Water Revenue	5.250%	6/15/14	605,000	606,900	(e)
Total Pre-Refunded/Escrowed to Maturity				3,375,842

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report	5

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Special Tax Obligation — 22.3%
Municipal Assistance Corp. for the City of Troy, NY:
Capital Appreciation, NATL	0.000%	1/15/19	$1,990,000	$1,423,029
NATL	5.000%	1/15/16	1,100,000	1,102,871
New York City, NY, TFA Revenue:
Future Tax Secured	4.750%	11/15/16	15,000	15,309
Future Tax Secured	5.000%	5/1/24	8,000,000	8,892,160
New York City, NY, Trust for Cultural Resources Revenue, Lincoln Center for the Performing Arts Inc.	5.750%	12/1/18	5,000,000	5,788,650
New York State Dormitory Authority, State Personal Income Tax Revenue	5.250%	2/15/20	7,000,000	8,128,050
New York State Dormitory Authority, State Personal Income Tax Revenue	5.000%	3/15/23	2,500,000	2,758,825
New York State Urban Development Corp. Revenue, Refunding Service Contract	5.250%	1/1/25	4,245,000	4,605,018
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/11	7,000,000	7,300,720	(c)
United Nations Development Corp., NY, Revenue	5.000%	7/1/23	3,000,000	3,233,490
United Nations Development Corp., NY, Revenue	5.000%	7/1/25	4,000,000	4,261,080
United Nations Development Corp., NY, Revenue	5.000%	7/1/26	3,000,000	3,195,810
Virgin Islands Public Finance Authority Revenue	5.000%	10/1/19	3,250,000	3,503,403
Total Special Tax Obligation				54,208,415
Transportation — 6.8%
Albany, NY, Parking Authority Revenue	5.250%	10/15/12	660,000	697,211
MTA of New York Service Contract, AGM	5.500%	11/15/13	2,000,000	2,219,840
MTA, NY, Revenue	6.250%	11/15/23	3,500,000	4,131,365
New York State Thruway Authority, Second General Highway & Bridge Trust Fund	5.000%	4/1/23	4,000,000	4,417,840
New York State Thruway Authority, State Personal Income Tax Revenue	5.000%	3/15/19	1,000,000	1,133,430	†
Niagara Falls, Bridge Commission Toll Revenue, FGIC	5.250%	10/1/15	1,375,000	1,449,869
Port Authority of New York & New Jersey Special Obligation Revenue, Special Project, JFK International Airport Terminal 6, NATL	6.250%	12/1/10	415,000	421,262	(b)
Triborough Bridge & Tunnel Authority, New York Revenue, General Purpose	5.250%	1/1/14	2,000,000	2,139,240
Total Transportation				16,610,057
Water & Sewer — 5.3%
New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Funds	5.250%	6/15/14	1,900,000	1,988,445
New York State Environmental Facilities Corp., State Clean Water & Drinking Water	5.250%	6/15/22	5,915,000	6,869,740
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.000%	7/1/28	4,000,000	4,153,280
Total Water & Sewer				13,011,465
Total Investments before Short-Term Investments (Cost — $220,312,458)				231,249,707
Short-Term Investments — 4.8%
Finance — 0.2%
New York City, NY, TFA, New York City Recovery Project Revenue, Subordinated, LIQ-JPMorgan Chase	0.250%	6/1/10	500,000	500,000	(f)
General Obligation — 4.6%
Commonwealth of Puerto Rico, GO:
Public Improvements, AGM, LOC-Wells Fargo Bank N.A.	0.230%	6/1/10	1,500,000	1,500,000	(f)
Public Improvements, AGM, SPA-Dexia Bank	0.270%	6/3/10	100,000	100,000	(f)

See Notes to Financial Statements.

6	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

May 31, 2010

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
General Obligation — continued
Public Improvements, SPA-Dexia Credit Local	0.230%	6/1/10	$9,500,000	$9,500,000	(f)
Total General Obligation				11,100,000
Total Short-Term Investments (Cost — $11,600,000)				11,600,000
Total Investments — 99.8% (Cost — $231,912,458#)				242,849,707
Other Assets in Excess of Liabilities — 0.2%				419,641
Total Net Assets — 100.0%				$243,269,348

(a)	Security is purchased on a when-issued basis.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Maturity date shown represents the mandatory tender date.

(d)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(f)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is substantially the same.

†	All or a portion of this security is held at the broker as collateral for open futures contracts.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
CSD	— Central School District
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
HDC	— Housing Development Corporation
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
PCR	— Pollution Control Revenue
Radian	— Radian Asset Assurance - Insured Bonds
SONYMA	— State of New York Mortgage Association
SPA	— Standby Bond Purchase Agreement - Insured Bonds
TCRS	— Transferable Custodial Receipts
TFA	— Transitional Finance Authority

Ratings Table*
S&P/Moody’s**
AAA/Aaa	20.2%
AA/Aa	30.8
A	34.1
BBB/Baa	9.6
A-1/VMIG 1	4.8
NR	0.5
100.0%

*	As a percentage of total investments.

**	In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 7 and 8 for definitions of ratings.

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report	7

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

8	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report

Bond ratings (unaudited) (cont’d)

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Short-term security ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

May 31, 2010

Assets:
Investments, at value (Cost — $231,912,458)	$242,849,707
Cash	83,886
Interest receivable	3,192,885
Receivable for Fund shares sold	1,150,416
Receivable for securities sold	155,000
Prepaid expenses	20,556
Total Assets	247,452,450

Liabilities:
Payable for securities purchased	3,120,180
Payable for Fund shares repurchased	607,246
Payable to broker — variation margin on open futures contracts	191,274
Investment management fee payable	100,394
Distribution fees payable	66,329
Distributions payable	58,887
Trustees’ fees payable	5,595
Accrued expenses	33,197
Total Liabilities	4,183,102
Total Net Assets	$243,269,348

Net Assets:
Par value (Note 7)	$273
Paid-in capital in excess of par value	239,197,576
Undistributed net investment income	176,015
Accumulated net realized loss on investments and futures contracts	(6,557,843)
Net unrealized appreciation on investments and futures contracts	10,453,327
Total Net Assets	$243,269,348

Shares Outstanding:
Class A	17,320,918
Class C	8,421,832
Class I	1,528,387

Net Asset Value:
Class A (and redemption price)	$8.92
Class C (and redemption price)	$8.92
Class I (and redemption price)	$8.91
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$9.13

See Notes to Financial Statements.

10	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2010

Investment Income:
Interest	$4,932,265

Expenses:
Investment management fee (Note 2)	569,328
Distribution fees (Notes 2 and 5)	359,438
Shareholder reports	30,825
Transfer agent fees (Note 5)	28,147
Registration fees	14,967
Legal fees	13,190
Audit and tax	11,109
Insurance	2,708
Trustees’ fees	1,636
Custody fees	1,062
Miscellaneous expenses	1,401
Total Expenses	1,033,811
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(3,047)
Net Expenses	1,030,764
Net Investment Income	3,901,501

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	244,923
Futures contracts	(982,422)
Net Realized Loss	(737,499)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	2,349,828
Futures contracts	(483,922)
Change in Net Unrealized Appreciation/Depreciation	1,865,906
Net Gain on Investments and Futures Contracts	1,128,407
Proceeds from Settlement of a Regulatory Matter (Note 9)	31,787
Increase in Net Assets from Operations	$5,061,695

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report	11

Statements of changes in net assets

For the Six Months Ended May 31, 2010 (unaudited) and the Year Ended November 30, 2009	2010	2009

Operations:
Net investment income	$3,901,501	$5,724,534
Net realized loss	(737,499)	(1,401,287)
Change in net unrealized appreciation/depreciation	1,865,906	11,187,234
Proceeds from settlement of a regulatory matter (Note 9)	31,787	—
Increase in Net Assets From Operations	5,061,695	15,510,481

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,932,954)	(5,700,052)
Decrease in Net Assets from Distributions to Shareholders	(3,932,954)	(5,700,052)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	63,784,916	129,358,613
Reinvestment of distributions	3,602,891	5,160,689
Cost of shares repurchased	(42,509,588)	(58,598,666)
Increase in Net Assets From Fund Share Transactions	24,878,219	75,920,636
Increase in Net Assets	26,006,960	85,731,065

Net Assets:
Beginning of period	217,262,388	131,531,323
End of period*	$243,269,348	$217,262,388
* Includes undistributed net investment income of:	$176,015	$175,681

See Notes to Financial Statements.

12	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class A Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.88	$8.33	$8.81	$8.79	$8.74	$8.90

Income (loss) from operations:
Net investment income	0.16	0.31	0.33	0.33	0.33	0.31
Net realized and unrealized gain (loss)	0.04	0.55	(0.48)	0.01	0.05	(0.16)
Total income (loss) from operations	0.20	0.86	(0.15)	0.34	0.38	0.15

Less distributions from:
Net investment income	(0.16)	(0.31)	(0.33)	(0.32)	(0.33)	(0.31)
Total distributions	(0.16)	(0.31)	(0.33)	(0.32)	(0.33)	(0.31)

Net asset value, end of period	$8.92	$8.88	$8.33	$8.81	$8.79	$8.74
Total return[3]	2.28%	10.52%	(1.80)%	3.99%	4.44%	1.73%

Net assets, end of period (000s)	$154,498	$141,918	$103,396	$84,685	$100,314	$111,073

Ratios to average net assets:
Gross expenses	0.74%[4]	0.73%	0.77%	0.90%[5]	0.77%	0.76%
Net expenses	0.74 [4,8]	0.70 [6,7,8]	0.73 [6,7]	0.86 [5,6,7]	0.73 [6,7]	0.72 [6,7]
Net investment income	3.60 [4]	3.61	3.81	3.74	3.81	3.55

Portfolio turnover rate	6%	15%	22%	11%	5%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2010 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[6]	Prior to September 18, 2009, the manager had voluntarily agreed to waive management fees in the amount of 0.04% of the average net assets.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A shares will not exceed 0.75%.

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report	13

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class C Shares[1]	2010[2]	2009	2008	2007	2006	2005

Net asset value, beginning of period	$8.88	$8.33	$8.81	$8.80	$8.75	$8.90

Income (loss) from operations:
Net investment income	0.13	0.26	0.28	0.27	0.28	0.26
Net realized and unrealized gain (loss)	0.04	0.55	(0.49)	0.00 [3]	0.04	(0.16)
Total income (loss) from operations	0.17	0.81	(0.21)	0.27	0.32	0.10

Less distributions from:
Net investment income	(0.13)	(0.26)	(0.27)	(0.26)	(0.27)	(0.25)
Total distributions	(0.13)	(0.26)	(0.27)	(0.26)	(0.27)	(0.25)

Net asset value, end of period	$8.92	$8.88	$8.33	$8.81	$8.80	$8.75
Total return[4]	1.97%	9.85%	(2.43)%	3.17%	3.76%	1.18%

Net assets, end of period (000s)	$75,159	$60,915	$27,893	$11,993	$15,011	$17,642

Ratios to average net assets:
Gross expenses	1.35%[5]	1.34%	1.38%	1.57%[6]	1.43%	1.42%
Net expenses[7]	1.34 [5,9]	1.31 [8,9]	1.34 [8]	1.53 [6,8]	1.38 [8]	1.38 [8]
Net investment income	2.98 [5]	2.97	3.20	3.07	3.16	2.89

Portfolio turnover rate	6%	15%	22%	11%	5%	6%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2010 (unaudited).

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Prior to September 18, 2009, the manager had voluntarily agreed to waive management fees in the amount of 0.04% of the average net assets.

[9]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class C shares will not exceed 1.35%.

See Notes to Financial Statements.

14	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30, unless otherwise noted:
Class I Shares[1]	2010[2]	2009	2008[3]

Net asset value, beginning of period	$8.86	$8.31	$8.80

Income (loss) from operations:
Net investment income	0.17	0.32	0.22
Net realized and unrealized gain (loss)	0.05	0.55	(0.49)
Total income (loss) from operations	0.22	0.87	(0.27)

Less distributions from:
Net investment income	(0.17)	(0.32)	(0.22)
Total distributions	(0.17)	(0.32)	(0.22)

Net asset value, end of period	$8.91	$8.86	$8.31
Total return[4]	2.45%	10.70%	(3.10)%

Net assets, end of period (000s)	$13,612	$14,429	$242

Ratios to average net assets:
Gross expenses	0.62%[5]	0.62%	0.59%[5]
Net expenses[6]	0.60 [5,8]	0.57 [7,8]	0.55 [5,7]
Net investment income	3.75 [5]	3.62	3.89 [5]

Portfolio turnover rate	6%	15%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2010 (unaudited).

[3]	For the period April 1, 2008 (inception date) to November 30, 2008.

[4]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Prior to September 18, 2009, the manager had voluntarily agreed to waive management fees in the amount of 0.04% of the average net assets.

[8]

As a result of an expense limitation agreement, effective September 18, 2009 through December 31, 2011, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class I shares will not exceed 0.60%.

See Notes to Financial Statements.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statements.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$231,249,707	—	$231,249,707
Short-term investments†	—	11,600,000	—	11,600,000
Total investments	—	$242,849,707	—	$242,849,707
Futures contracts	$(483,922)	—	—	(483,922)
Total	$(483,922)	$242,849,707	—	$242,365,785

†	See Schedule of Investments for additional detailed categorizations.

16	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New York, it is subject to possible risks associated with economic, political, credit, or legal developments or industrial or regional matters specifically affecting New York.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”) as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with the timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report	17

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation agreement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes and extraordinary expenses, to average net assets of Class A, C and I shares will not exceed 0.75%, 1.35% and 0.60%, respectively. This expense limitation agreement cannot be terminated prior to December 31, 2011 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously forgone or reimbursed to the Fund during the same fiscal year if the Fund’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”). In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the Fund’s total annual operating expense ratio exceeding the expense cap.

During the six months ended May 31, 2010, fees waived and/or expenses reimbursed amounted to $3,047.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. In certain cases, Class A shares have a 0.50% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended May 31, 2010, LMIS and its affiliates received sales charges of approximately $9,000 on sales of the Fund’s Class A shares. In addition, for the six months ended May 31, 2010, CDSCs paid to LMIS and its affiliates on the Fund’s Class A shares were approximately $4,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of May 31, 2010, the Fund had accrued $2,908 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended May 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$41,012,317
Sales	12,953,459

At May 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,114,292
Gross unrealized depreciation	(177,043)
Net unrealized appreciation	$10,937,249

18	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

At May 31, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 5-Year Notes	243	6/10	$27,921,195	$28,537,313	$(616,118)
U.S. Treasury 10-Year Notes	262	9/10	31,539,446	31,407,250	132,196
Net unrealized loss on open futures contracts					$(483,922)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2010.

ASSET DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$132,196

LIABILITY DERIVATIVES[1]
Interest Rate Contracts Risk
Futures contracts[2]	$616,118

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation(depreciation) and for liability derivatives is payables/net unrealized appreciation(depreciation).

[2]

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED LOSS ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(982,422)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
Interest Rate Contracts Risk
Futures contracts	$(483,922)

During the six months ended May 31, 2010, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$22,055,087

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report	19

5. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.60% of Class C shares average daily net assets. Distribution fees are accrued daily and paid monthly.

For the six months ended May 31, 2010, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$111,403	$14,761
Class C	248,035	10,016
Class I	—	3,370
Total	$359,438	$28,147

For the six months ended May 31, 2010, waivers and/or reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	—
Class C	$1,665
Class I	1,382
Total	$3,047

6. Distributions to shareholders by class

	Six Months Ended May 31, 2010	Year Ended November 30, 2009
Net Investment Income:
Class A	$2,694,890	$4,339,691
Class C	993,514	1,186,600
Class I	244,550	173,761
Total	$3,932,954	$5,700,052

7. Shares of beneficial interest

At May 31, 2010, the Fund had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended May 31, 2010		Year Ended November 30, 2009
	Shares	Amount	Shares	Amount

Class A
Shares sold	2,956,796	$26,350,641	7,371,371	$63,902,686
Shares issued on reinvestment	282,897	2,518,530	456,793	3,974,389
Shares repurchased	(1,909,411)	(17,031,520)	(4,255,223)	(36,659,149)
Net increase	1,330,282	$11,837,651	3,572,941	$31,217,926

Class C
Shares sold	3,244,234	$28,922,301	5,291,798	$46,282,762
Shares issued on reinvestment	102,575	913,600	120,626	1,051,628
Shares repurchased	(1,785,655)	(15,905,201)	(1,900,449)	(16,527,526)
Net increase	1,561,154	$13,930,700	3,511,975	$30,806,864

20	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended May 31, 2010		Year Ended November 30, 2009
	Shares	Amount	Shares	Amount

Class I
Shares sold	956,865	$8,511,974	2,196,335	$19,173,165
Shares issued on reinvestment	19,204	170,761	15,316	134,672
Shares repurchased	(1,075,542)	(9,572,867)	(612,971)	(5,411,991)
Net increase (decrease)	(99,473)	$(890,132)	1,598,680	$13,895,846

8. Capital loss carryforward

As of November 30, 2009, the Fund had a net capital loss carryforward of approximately $5,941,884, of which $2,107,997 expires in 2012 and $3,833,887 expires in 2017. These amounts will be available to offset any future taxable capital gains.

9. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affili-

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report	21

ate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $24,426 and $7,361 for Classes A and C, respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

10. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM, a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

22	Legg Mason Western Asset Intermediate Maturity New York Municipals Fund 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

11. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit ruled that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court. After full briefing, oral argument took place on May 4, 2010. The parties are awaiting a decision.

Legg Mason Western Asset

Intermediate Maturity New York Municipals Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

PNC Global Investment Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Intermediate Maturity New York Municipals Fund

Legg Mason Funds

55 Water Street

New York, New York 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling Funds Investor Services at 1-800-822-5544 or Institutional Shareholder Services at 1-888-425-6432. (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Intermediate Maturity New York Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2010 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers within the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

NOT PART OF THE SEMI-ANNUAL REPORT

At Legg Mason, we’ve assembled a collection of experienced investment management firms and empowered each of them with the tools, the resources and, most importantly, the independence to pursue the strategies they know best.

•	Each was purposefully chosen for their commitment to investment excellence.

•	Each is focused on specific investment styles and asset classes.

•	Each exhibits thought leadership in their chosen area of focus.

Together, we’ve built a powerful portfolio of solutions for financial advisors and their clients. And it has made us a world leader in money management.*

*	Ranked eighth-largest money manager in the world, according to Pensions & Investments, May 31, 2010, based on 12/31/09 worldwide institutional assets under management.

www.leggmason.com/individualinvestors

©2010 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2401 7/10 SR10-1121

NOT PART  OF THE SEMI-ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Income Trust

Date:	August 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. JAY GERKEN
(R. Jay Gerken) Chief Executive Officer of Legg Mason Partners Income Trust

Date:	August 2, 2010

By:	/s/ KAPREL OZSOLAK
(Kaprel Ozsolak) Chief Financial Officer of Legg Mason Partners Income Trust

Date:	August 2, 2010